SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☐                                 Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

COLLECTORS UNIVERSE, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on December 09, 2013 Meeting Information COLLECTORS UNIVERSE, INC. Meeting Type: Annual Meeting
For holders as of: October 15, 2013 Date: December 09, 2013 Time: 10:00 AM PST Location: Collectors Universe, Inc. 1921 E. Alton Avenue Suite 200 Santa Ana, CA 92705 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods
Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report 2. Notice & Proxy Statement
How to View Online: Have the information that is printed in the box marked by the arrow àXXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow àXXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 25, 2013 to facilitate timely delivery.
Vote In Person: If you choose to vote these shares in person at the meeting, you must request a”legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow àXXXX XXXX XXXX available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

The Board of Directors recommends that you vote FOR the following:
The Board of Directors recommends you vote FOR the following proposal(s):
Voting items 1. Election of Directors Nominees
01 A.Clinton Allen 02 Robert G. Deuster 03 Deborah A. Farrington 04 David G. Hall 05 Joseph R. Martin
06 A.J. “Bert” Moyer 07 Van D. Simmons 08 Bruce A. Stevens 2 To approve, by a non-binding advisory vote, the compensation of the Company’s Named Executive Officers in 2013. 3 To approve the Company’s 2013 Equity Incentive Plan.
4 To ratify the appointment of Grant Thornton LLP as the Company’s independent registered accounting firm for the fiscal year ending June 30, 2014.
NOTE: In their discretion, the proxies are authorized to transact such other business as may properly come before the meeting or any adjournment or postponement thereof, including procedural and other matters relating to the conduct or adjournment of the meeting.
Before You Vote
Voting Instructions